                                                                    EXHIBIT 10.1


                               SERVICE AGREEMENT

                                by and between

                          ARGOSY ENERGY INTERNATIONAL

                                      and

                             AVIVA OVERSEAS, INC.

                           Dated as of June 1, 2000

                               Table of Contents

ARTICLE I     TERM OF AGREEMENT......................................................2
      Section 1.1....................................................................2

ARTICLE II    RENDITION OF SERVICES BY CONTRACTOR TO CLIENT..........................3
      Section 2.1....................................................................3
      Section 2.2....................................................................3
      Section 2.3....................................................................4

ARTICLE III   LIMITATION OF AUTHORITY OF CONTRACTOR..................................4
      Section 3.1....................................................................4
      Section 3.2....................................................................5
      Section 3.3....................................................................5

ARTICLE IV    SPECIAL PROVISIONS.....................................................5
      Section 4.1    Non-Compete.....................................................5
      Section 4.2    Colombia Opportunities..........................................6
      Section 4.3    Service Priorities..............................................7
      Section 4.4    Drafting........................................................7

ARTICLE V     COMPENSATION OF CONTRACTOR BY CLIENT...................................7
      Section 5.1....................................................................7
      Section 5.2....................................................................7

ARTICLE VI    CONTROL OF INFORMATION.................................................8

ARTICLE VII   NOTICES................................................................8

ARTICLE VIII  RECISSION OF PRIOR AGREEMENT; MERGER;
              NO MODIFICATION EXCEPT IN WRITING......................................9
      Section 8.1....................................................................9
      Section 8.2....................................................................9

ARTICLE IX    GOVERNING LAW.........................................................10
      Section 9.1...................................................................10

ARTICLE X     NO ASSIGNMENT.........................................................10
      Section 10.1..................................................................10

ARTICLE XI    ARBITRATION...........................................................10
      Section 11.1      Agreement to Arbitrate......................................10
      Section 11.2      Notice of Arbitration.......................................11
      Section 11.3      Selection of Arbitrator.....................................12
      Section 11.4      Award Final.................................................12
      Section 11.5      Availability of Injunctive Relief...........................12

ARTICLE XII   SUBMISSION TO JURISDICTION; AGENT FOR SERVICE.........................12

                                       i
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                               SERVICE AGREEMENT

          SERVICE AGREEMENT ("Agreement"), dated the /1/st day of June, 2000, between Argosy Energy International, a Utah LP, with address at c/o Crosby Capital LLC, 712 Main Street, Suite 1700, Houston, Texas 77002 (hereinafter referred to as "Client"), and Aviva Overseas, Inc., a Delaware corporation, with address at 8235 Douglas Avenue, Suite 400, Dallas, Texas 75225 (hereinafter referred to as "Contractor.")

          WHEREAS, Client holds certain oil and gas interests situated in the Republic of Colombia, S.A. ("Colombia"); and

          WHEREAS, Client desires to engage Contractor to render services; and

          IN CONSIDERATION of the covenants, agreements, terms and conditions herein contained, Client and Contractor hereby agree as follows:

                                   ARTICLE I

                               TERM OF AGREEMENT
                               -----------------
Section 1.1

          Except as otherwise provided in this Article I, this Agreement shall remain in full force and effect for a term of twenty-two (22) months from the date first above written, and shall continue thereafter from month to month, unless terminated by either party hereto by written notice given to the other at least thirty (30) days prior to the expiration of the term then in effect; provided, however, that Contractor shall continue to be bound by the obligations of Section 4.1 and Article VI hereof subsequent to termination of this Agreement for any reason whatsoever.

          (a) If either party hereto shall be in default in any material respect of any of the terms, covenants, or conditions herein contained, the other party hereto may give to the defaulting party written notice of its default, and if the defaulting party fails to cure such default within fifteen
(15) days after such notice, this Agreement may be terminated upon notice by the other party hereto.

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          (b)  In the event of the institution of any action or proceeding under any bankruptcy or insolvency law or any law for the relief of creditors against either party hereto, or in the event of the appointment of a receiver or trustee for the benefit of creditors of either party hereto, the other party may, by notice, immediately terminate this Agreement.

          (c) Client shall have the option to terminate this Agreement upon notice in the event (i) either Ronald Suttill or Jay Busby is no longer a full time employee of Aviva Petroleum, Inc., a Texas corporation, and an officer of Contractor, or (ii) either of such individuals becomes incapacitated and is unable to perform the responsibilities of a full time employee.

                                  ARTICLE II

                 RENDITION OF SERVICES BY CONTRACTOR TO CLIENT
                 ---------------------------------------------

Section 2.1

          Throughout the term hereof or any continuation thereof, Contractor shall cause to be rendered to Client the following services, to the extent and in the manner, form and frequency required by Client:

          A.   Accounting/Finance

          B.   General Administration

          C.   Special Projects

          D.   Colombia On-site Requirements

          The foregoing service, denominated "A" through "D", inclusive, shall hereinafter be referred to, collectively, as "Services."

Section 2.2

          Contractor shall devote sufficient time to the duties and responsibilities to perform its obligations; and will at all times faithfully, industriously, and to the best of its ability, experience and talents, perform all such duties and responsibilities in a good and workmanlike manner. Contractor shall cause to be furnished all personnel (including professional, executive, technical, administrative and clerical), equipment, systems and materials reasonably necessary to provide the Services to Client.

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Section 2.3

          A. Accounting/Finance services shall consist of maintenance of accounting books and records for Client in conformity with generally accepted accounting principles in the jurisdiction in which Client is located, including maintenance of the general ledger, accounts receivable and payable records, monthly preparation of statements, plan comparisons to actual budget reporting, cash accounting and bookkeeping. Furthermore, Accounting/Finance services shall consist of Contractor providing operational advice concerning policy and controls for (i) treasury functions, including but not limited to, money management, bank relations and borrowings, and (ii) insurance and tax matters.

          B. General Administration services shall consist of providing executive guidance, creating and maintaining project logs, preparation of general business plans, proposing control of administrative business efficiency and organizational structure, regular status reporting and providing recommendations regarding personnel hiring, placement, promotion and compensation, and sundry other general office services.

          C. Special Project Services shall include assistance in the preparation of year-end reserve engineering report and annual audited financial statements for the Client.

          D. Colombia On-Site Requirements shall include quarterly meetings in Bogota with Client staff by Ron Suttill and one annual field trip by Ron Suttill to the Client production facilities. To the extent deemed necessary by Client, Jay Busby shall attend one annual meeting a year in Bogota.

                                  ARTICLE III

                     LIMITATION OF AUTHORITY OF CONTRACTOR
                     -------------------------------------
Section 3.1

          Contractor is not authorized or empowered by this Agreement to act as Client's agent and except as herein above provided, Contractor shall have no power or authority to and shall not negotiate or conclude any contract, agreement, bond or other instrument or legal undertaking whatsoever on behalf of or in the name of Client, nor shall Contractor acknowledge, deliver, cancel, revoke, vary, amend or otherwise effect any contract, agreement, bond or other instrument or legal undertaking whatsoever on behalf or in the name of Client. Contractor agrees that neither it nor any of its employees or representatives will hold himself out or represent to potential venture parties or Ecopetrol or to the trade that they have authority to make contracts or commitments on behalf of or in the name of

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Client. Contractor, its employees and officers shall have no authority to (i)
execute any checks or negotiable instruments on behalf of Client or (ii) initiate wire transfers or other bank transfers on behalf of Client.

Section 3.2

          In its performance of Services hereunder Contractor will at all times act in the capacity of an independent contractor with respect to Client. Nothing in this Agreement shall constitute or be construed as constituting or tending to establish a joint venture, partnership or agency relationship between Contractor and Client for any purpose whatsoever. Except as required for the full and faithful performance of this Agreement, neither party shall be bound by or be liable for any act or omission of the other party or for any purpose, warranty, representation, obligation or debt incurred by the other.

Section 3.3

          In certain circumstances, Client may delegate specific authority to Contractor to negotiate on behalf of Client or take other actions on behalf of Client. In such circumstances, a written delegation must be signed by Client prior to such delegation. Therefore in all other cases, contractor shall be deemed an advisor to Client.

                                  ARTICLE IV

                              SPECIAL PROVISIONS
                              ------------------

Section 4.1    Non-Compete

               (a)  Non Compete. Contractor, Aviva Petroleum, Inc., any employee
                    -----------
of Aviva Petroleum, Inc., any officer or director of Contractor or Aviva Petroleum, Inc., and any affiliate of Contractor or Aviva Petroleum, Inc. will not, during the term of this Agreement and the two years following termination of this Agreement, directly or indirectly, for any reason, for its own account or on behalf of or together with any other Person:

                    (i) own, finance, control, or participate in the ownership or control of, or become a principal, agent, or other representative of any Person engaged in a business competitive with Client in Colombia;

                    (ii) accept employment with a Person that is engaged in a business competitive with Client in Colombia;

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                    (iii)  permit its name to be used by or in connection with a business competitive with Client in Colombia;

                    (iv) solicit, divert, recruit or employ any employee of Client, or induce any employee thereof to terminate his or her employment;

                    (v) call on, solicit, perform services for any Person that is or has been a venture partner of Client or any prospective venture partner that had received or, to the knowledge of the Client, was about to receive a business proposal therefrom, for the purpose of soliciting or selling any product or service in competition Client in Colombia;

                    (vi) advise or suggest to any Person that such Person curtail, cancel or withdraw its business from Client; or

                    (vii) call on any Entity which has been called on by Client in connection with a possible acquisition by Client, with the knowledge of that Entity's status as such an acquisition candidate, for the purpose of acquiring that Entity or arranging the acquisition of that Entity by any Person other than Client: or

                    (viii) participate in any business activities in Colombia in the oil & gas exploration, production, transportation and service industries.

Section 4.2    Colombia Opportunities

          Contractor shall advise Client of any and all potentially viable opportunities in Colombia. Such opportunities shall be limited to the oil & gas exploration, production, transportation, and service industries. If Contractor advises Client of a potentially viable opportunity in Colombia and Client elects not to pursue that opportunity, but the general partner of Client, either directly or through an affiliated entity, elects to pursue that opportunity at any time within one (1) year of the date it has been presented by Contractor to Client, then the general partner of Client agrees, by its execution of this Agreement, to offer Contractor the opportunity to participate, on a "heads-up" basis, in said opportunity, based upon its percentage interest in the Client.

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Section 4.3    Service Priorities

          Client shall set the monthly priorities for Contractor. To the extent Client requires no services in such month, Contractor shall be so advised and relieved of its obligation to perform such services. However, such action by Client shall not relieve Client of obligation to pay for such monthly services.

Section 4.4    Drafting

          Neither this Agreement nor any provision contained in this Agreement shall be interpreted in favor of or against any party hereto because such party or its legal counsel drafted this Agreement or such provision.

                                   ARTICLE V

                     COMPENSATION OF CONTRACTOR BY CLIENT
                     ------------------------------------

Section 5.1

          For and in consideration of the Services to be furnished by Contractor, to Client hereunder, Client shall pay at the end of each month a fee to be computed and paid in the manner set forth herein below:

          (a) The monthly fee for the period June 1, 2000, through March 31, 2001, shall be $71,000.

          (b) The monthly fee for the period April 1, 2001, through March, 2002, shall be $46,000.

          (c)  The monthly fee after March 2002 shall be $21,000. Section 5.2

          The Contractor shall bear all of its own out-of-pocket expenses including, but not limited to, travel expenses. Additionally, the Contractor shall pay or reimburse Client for any and all third-party fees related to (i) annual reserve engineer reports and (ii) the year-end audits to the extent such fees arise from audit activities in the United States. All other third party fees incurred by Contractor (other than general administrative overhead costs) in performance of its duties under this Agreement pursuant to written authorization or instruction from Client shall be paid or reimbursed by Client.

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                                  ARTICLE VI

                            CONTROL OF INFORMATION
                            ----------------------

          Contractor shall promptly return all information, whether of a promotional, administrative, operational or economic nature, in tangible form furnished to it in the course of the performance of its Services hereunder together with all copies made therefrom, upon the request of Client and/or the party who furnished such information, or shall destroy or otherwise dispose of the same as directed by Client. Contractor shall not disclose any of Client's information to any other person, firm or corporation without Client's express consent. The obligations of Contractor provided in this Article VI shall survive termination of this Agreement for any reason whatsoever, but shall not extend to promotional material disseminated by Client to the public.

          Additionally, nothing in this Article VI shall prevent Contractor, in its capacity as limited partner of Client, from obtaining, retaining, and using any information about Client or its business as may be permitted by the terms and provisions of the Limited Partnership Agreement of Client.

                                  ARTICLE VII

                                    NOTICES
                                    -------

          All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when sent to the party to whom addressed by registered or certified mail, return receipt requested, postage prepaid, by overnight courier, with the fees therefore prepaid or billed to the sender, or by telecopy, telegram, telex or wire (if promptly confirmed by mail or overnight courier as provided above) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

          If to Client:     Argosy Energy International
                                              c/o Bunker Hill Associates, Inc.
                                              712 Main Street, Suite 1700
                                              Houston, Texas 77002
                                              Attn: Jay A. Chaffee
                                              Facsimile No.  (713) 223-5379

          with copies to:   Gibson, Dunn & Crutcher LLP
                                              2100 McKinney, Suite 1100
                                              Dallas, Texas 75201
                                              Attn: Michael A. Rosenthal
                                              Facsimile No. (214) 698-3400

          If to Contractor: Aviva Overseas, Inc.
                                              8235 Douglas Avenue
                                              Suite 400
                                              Dallas, Texas 75225
                                              Attn: Ronald Suttill
                                              Facsimile No. (214) 691-6151

          With copies to:   Jenkens & Gilchrist, a Professional Corporation
                                              1445 Ross Avenue
                                              Suite 3200
                                              Dallas, Texas 75202
                                              Attn: Barry F. Cannaday
                                              Facsimile No. (214) 969-7196


                                 ARTICLE VIII

   RESCISSION OF PRIOR AGREEMENT; MERGER; NO MODIFICATION EXCEPT IN WRITING
   ------------------------------------------------------------------------

Section 8.1

          This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are hereby rescinded and terminated, and are hereby superceded by this Agreement. Neither party is relying upon any statement, representation or warranty, either express or implied, made by or on behalf of the other, not expressly set forth herein.

Section 8.2

          Except as otherwise provided, this Agreement may not be modified, waived, discharged or terminated, except by a writing signed by the party against whom same is sought to be enforced.

                                  ARTICLE IX

                                 GOVERNING LAW
                                 -------------
Section 9.1

          The validity, construction and performance of this Agreement shall be governed by the law of Texas.

                                   ARTICLE X

                                 NO ASSIGNMENT
                                 -------------

Section 10.1

          Neither party hereto may assign this Agreement, `nor any rights or obligations hereunder. Any attempted or actual assignment hereof shall be null and void.

                                  ARTICLE XI

                                  ARBITRATION
                                  -----------

Section 11.1   Agreement to Arbitrate

          Except as expressly provided herein, all disputes between Contractor and the Client arising out of or in connection with the execution, interpretation and performance of this Agreement (including the validity, scope and enforceability of this Article 11) shall, to the fullest extent permitted by
                           ----------
law, be solely and finally settled by a sole arbitrator, as set forth below (the "Arbitrator"). THE ARBITRATION PROCEEDINGS SHALL BE HELD IN DALLAS COUNTY, TEXAS, AND EXCEPT AS OTHERWISE MAY BE PROVIDED IN THIS ARTICLE 11, THE
                                                       ----------
ARBITRATION PROCEEDINGS SHALL BE CONDUCTED PURSUANT TO AND IN ACCORDANCE WITH THE TEXAS GENERAL ARBITRATION ACT, TEX. CIV. PRAC. & REM. CODE (S) 171.000 ET SEQ. (VERNON 1996) ("TGAA") AND THE COMMERCIAL ARBITRATION RULES (THE "AAA
                                                                       ---
RULES") OF THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA"), TO THE EXTENT THE
-----                                                 ---
AAA RULES ARE NOT INCONSISTENT WITH THE TGAA (THE TGAA AND THE AAA RULES ARE COLLECTIVELY REFERRED TO AS THE "ARBITRATION RULES").

Section 11.2   Notice of Arbitration

          If Contractor, on the one hand, or the Client, on the other hand, determines to submit a dispute to arbitration pursuant to this Article 11 such
                                                               ----------
party shall furnish the AAA and the other party(s) with a dated, written statement indicating (i) such party's intent to commence arbitration proceedings pursuant to this Article 11, (ii) the name and address of such party and a
                 ----------
designated officer or agent thereof, (iii) the nature, with reasonable detail, of the dispute, (iv) the remedy such party will seek and (v) any other information required under the Arbitration Rules.

Section 11.3   Selection of Arbitrator

          The Arbitrator, who shall be selected in accordance with the procedures of the AAA, shall be a retired or former state district court judge for the State of Texas or a retired or former judge of any Federal court appointed under Article III of the United States Constitution who presided in a court located in the State in which the arbitration is conducted.

Section 11.4   Award Final

          To the extent permissible under applicable law, the parties hereto agree that the award of the Arbitrators shall be final and shall not be subject to judicial review, except as permitted by Texas law. Judgment on the arbitration award may be entered and enforced in any court having jurisdiction over the parties or their assets. It is the intent of the parties that the arbitration provisions hereof be enforced to the fullest extent permitted by applicable law.

Section 11.5   Availability of Injunctive Relief

          Any party hereto may request a court of competent jurisdiction, as set forth in Article 12 hereof, to grant provisional injunctive relief to such party
         ----------
solely for the purpose of maintaining the status quo until an arbitrator can render an award on the matter in question and such award can be confirmed by a court having jurisdiction thereof.

                                  ARTICLE XII

                 SUBMISSION TO JURISDICTION; AGENT FOR SERVICE
                 ---------------------------------------------

EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF DALLAS, STATE OF TEXAS, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT EXECUTED HEREUNDER, OTHER THAN ANY ACTION OR PROCEEDING REQUIRED BY ARTICLE 11 TO BE SUBMITTED TO ARBITRATION, SHALL BE LITIGATED IN
            ----------
SUCH COURTS, AND EACH OF THE PARTIES WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH ACTION OR

PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE IN THE MANNER SET FORTH IN ARTICLE VII. Nothing contained in this Article 12 shall affect the
         -----------                            ----------
right of any party to serve legal process on any other party in any other manner permitted by law. Nothing contained in this Article 12 shall affect the
                                            ----------
obligations of the parties with respect to the arbitration of disputes under
Article 11.
----------

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.


ARGOSY ENERGY INTERNATIONAL                      AVIVA OVERSEAS, INC.
---------------------------                      -------------------
By:  CROSBY ACQUISITION, LLC, General Partner

     By:   Crosby Capital, LLC, as sole member      By:  /s/ R. Suttill
                                                         --------------------
                                                         Ronald Suttill
                                                         President

           By:   /s/ Jay A. Chaffee
              --------------------------
                 Jay A. Chaffee
                 President

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